Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
First Fed Financial Corp
	Case Number:	2:10-bk-12927-ER
	Operating Report Number:	4
Debtor(s).	For the Month Ending:	May 31, 2010

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		227,852.56

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		17,067.71

3. BEGINNING BALANCE:		4,052,671.89

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable—Post-filing

Accounts Receivable—Pre-filing

General Sales

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:

5. BALANCE:		4,052,671.89

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	4,058.09

TOTAL DISBURSEMENTS THIS PERIOD:***		4,058.09

7. ENDING BALANCE:		4,048,613.80

8. General Account Number(s):	XXXXXX3933

	Union Bank

Depository Name & Location:	445 South Figueroa

	Los Angeles, CA 90071

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/ dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
5/20/2010	1019	Regus Management Gp	rent		2,124.87	2,124.87
5/6/2010	1018	Registrar & Transfer	monthly stock costs April		393.98	393.98
5/4/2010	1017	RR Donnelly	SEC filing costs april		550.00	550.00
5/5/2010		Secretary of State	return of filing fee		(25.00)	(25.00)
	EFT	Hartford Insurance	payroll costs, workman's comp		79.52	79.52
5/20/2010	1020	Registrar & Transfer	monthly stock costs May		384.72	384.72
5/20/2010	1021	RR donnelly	SEC filing costs May		550.00	550.00

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	4,058.09	$4,058.09

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	5/31/2010	Balance on Statement:	$4,048,613.80
Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$4,048,613.80

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		224,665.23

3. BEGINNING BALANCE:		275,334.77

4. RECEIPTS DURING CURRENT PERIOD:

5. BALANCE:		275,334.77

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		20,138.21

7. ENDING BALANCE:		255,196.56

8. PAYROLL Account Number(s):
	XXXXXX3941
Depository Name & Location:	Union Bank
	445 South Figueroa
	Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
5/28/2010	EFT	Vikas Arora	June pay	17,500.00
5/28/2010	EFT	Brenda Battey	June pay IRS audit	1,153.85
	EFT	various governments	June payroll taxes employer's share	1,427.02
		CBIZ	payroll charge	57.34
			June payroll paid on May 28, 2010 by payroll processor

			TOTAL DISBURSEMENTS THIS PERIOD:	20,138.21

PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date:		5/31/2010	Balance on Statement:	$255,196.56

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$255,196.56

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

3. BEGINNING BALANCE:		10,000.00

4. RECEIPTS DURING CURRENT PERIOD:

5. BALANCE:		10,000.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:		10,000.00

8. TAX Account Number(s):	XXXXXX3968

	Union Bank

Depository Name & Location:	445 South Figueroa

	Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE		none

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT

BANK RECONCILIATION

	Bank statement Date:	5/31/2010	Balance on Statement:	$10,000.00

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$10,000.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	General Account:	4,048,613.80

	Payroll Account:	255,196.56

	Tax Account:	10,000.00

*Other Accounts:

*Other Monies:

	**Petty Cash (see below):	1,525.92

TOTAL CASH AVAILABLE:			4,315,336.28

Petty Cash Transactions:

Date	Purpose	Amount
	Opening balance	1,621.48

5/1/2010	copying IRS papers for FDIC	16.18

5/4/2010	FEDEX to FDIC attorney	21.48

5/4/2010	gas for trip to Irving (46 miles X .50)	23.00

5/10/2010	copying IRS files	10.00

5/19/2010	copying files for Crowe Horwath	20.00

5/19/2010	mail files to Crowe Horwath	4.90

TOTAL PETTY CASH TRANSACTIONS:			95.56

ENDING PETTY CASH			1525.92

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account #
**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Regus Mgt, lessor	monthly	2,124.87	0	0.00

			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
Gross Sales Subject to Sales Tax:			0.00

	Total Wages Paid:		37,500.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding
State Withholding
FICA— Employer's Share
FICA— Employee's Share
Federal Unemployment
Sales and Use
Real Property
Other-Delaware Franchise	3,125.00	0.00

TOTAL:	3,125.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable Post-Petition	Accounts Receivable
		Pre-Petition	Post-Petition
30 days or less	1,100.00		0.00
31—60 days	0.00	0.00	0.00
61—90 days	0.00		0.00
91—120 days	0.00	0.00	0.00
Over 120 days	0.00	124,600.00	0.00

TOTAL:	1,100.00	124,600.00	0.00

Delaware receivable of $124,600 will not be settled until Federal tax return is filed.

V. INSURANCE COVERAGE

Type	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Hartford	1,000,000.00	1/11/2011	1/11/2011
Worker's Compensation	Hartford	1,000,000.00	1/11/2011	Paid with Payroll
Casualty	None
Vehicle	None
D & O with tail	National	5,000,000.00	9/23/2010	9/23/2010
D & O with tail	CAN	5,000,000.00	9/23/2010	9/23/2010

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2010	134,229.09	975.00	18-Apr-2010	975.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		975.00		975.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***
Babette Heimbuch	**	$20,000/month	20,000.00
Vikas Arora	**	$17,500/month	17,500.00
Brenda Battey	***	$20,000/month	1,153.85

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
**	Notice of Insider Compensation for Babette Heimbuch and Vikas Arora was filed and served on the UST and other necessary parties on January 7, 2010; no objections were filed.
***	Notice of Insider Compensation for Brenda Battey was filed and served on the UST and other necessary parties on February 17, 2010; no objections were filed.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00

Less: Returns/Discounts	0.00	0.00

Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost

Purchases

Less: Ending Inventory at cost

Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit	0.00	0.00

Other Operating Income (Itemize)

Operating Expenses:

Payroll—Insiders	37,500.00	207,500.00

Payroll—Other Employees

Payroll Taxes	2,926.09	17,165.23

Other Taxes (Itemize)

Depreciation and Amortization	24.00	120.00

Rent Expense—Real Property	1,662.43	9,338.94

Lease Expense—Personal Property

Insurance	79.52	1,163.16

Real Property Taxes	0.00	0.00

Telephone and Utilities	212.44	1,194.20

Repairs and Maintenance	0.00	0.00

Travel and Entertainment (Itemize)	0.00	0.00

Miscellaneous Operating Expenses (Itemize)	2,980.28	12,128.58

Monthly parking	250.00	1,250.00

Stock registrar fees	384.72	1,547.50

Delaware & Calif filing fees & franchise tax	600.00	3,955.00

SEC 8K fees	1,100.00	2,471.00

Expenses paid from petty cash	95.56	474.08

CSC fee for Delaware representation	0.00	356.00

US Trustee fees accrued	550.00	2,075.00

Total Operating Expenses	45,384.76	248,610.11

Net Gain/(Loss) from Operations	(45,384.76)	(248,610.11)

Non-Operating Income:
Interest Income

Net Gain on Sale of Assets (Itemize)

Other (Itemize)

Total Non-Operating income	0.00	0.00

Non-Operating Expenses:
Interest Expense

Legal and Professional (Itemize)

Other (Itemize)

Total Non-Operating Expenses	0.00	0.00

NET INCOME/(LOSS)	(45,384.76)	(248,610.11)

(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	4,315,336.28

Restricted Cash

Accounts Receivable (Itemized, see attached)*	124,600.00

Inventory

Notes Receivable

Prepaid Expenses (Rent)	2,912.00

Other (Itemize)	20,138.21

Total Current Assets		4,462,986.49

Property, Plant, and Equipment	875.00

Accumulated Depreciation/Depletion	120.00

Net Property, Plant, and Equipment		755.00

Other Assets (Net of Amortization):
Due from Insiders

Other (Itemize)

Total Other Assets		0.00

TOTAL ASSETS		4,463,741.49

LIABILITIES

Post-petition Liabilities:

Accounts Payable (Itemized, see attached)**	1,100.00

Taxes Payable— Delaware franchise tax 2010	3,125.00

Notes Payable

Professional fees

Secured Debt

Other (Itemize)

Total Post-petition Liabilities		4,225.00

Pre-petition Liabilities:
Secured Liabilities

Priority Liabilities

Unsecured Liabilities	159,617,188.00

Other (Itemized, see attached)***	1,521.21

Total Pre-petition Liabilities		159,618,709.21

TOTAL LIABILITIES		159,622,934.21

EQUITY:

Pre-petition Owners’ Equity	-155,177,680.00

Post-petition Profit/(Loss)	(248,610.11)

Direct Charges to Equity (Itemized, see attached)****	267,097.39

TOTAL EQUITY		(155,159,192.72)

TOTAL LIABILITIES & EQUITY		4,463,741.49

* Itemization of Accounts Receivable:
Delaware Franchise Tax	124,600.00

Total	124,600.00

* Itemization of Other assets
Prepaid Payroll ( June)	20,138.21

** Itemization of Post-Petition Liabilities
Trustee fees	1,100.00
Registrar & transfer stock fees for May	0.00

Total	1,100.00

*** Itemization of Pre-Petition Liabilities
Nixon Peabody	318.74
Registrar & Transfer	983.52
DF King & Co	218.95

Total	1521.21

****Itemization of Direct Charges to Equity
Reduction in Delaware tax	157,600.00
Refund from Auditors	110,883.44
Change in SEC Refund	135.53

Subtotal	268,618.97
Other changes to Equity
Bills received after BK filing, not accrued	-1521.21
Change in New Oak receivable	-0.37

Total	267,097.39

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	x

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	x

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

The debtor engaged Crowe Horwath to help in the filing of its 2009 federal tax return to maximize the refund to the debtor. The firm will also help resolve the 2008 IRS audit currently under way. The Debtor also received a proposal from a law firm to litigate with the debtor's former auditors. The proposal was on a modified contingency basis and will be discussed with Wilmington Trust who represents the debtor's major creditor.

4.	Describe potential future developments which may have a significant impact on the case:

There is a potential refund of over $90 million relating to loss carrybacks from earlier tax years. The FDIC, in its capacity as Receiver for the Debtor’s bank subsidiary, may claim that it is entitled to some or all of any such tax refund. The Debtor reserves its rights with respect to any such claim by the FDIC.

Debtor continues to investigate potential claims against third parties to determine potential for recovery. No Committee of Unsecured Creditors has been appointed in the case. However, the Debtor continues to work and communicate cooperatively with Wilmington Trust, its principal unsecured creditor, concerning all aspects of the case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

None.

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	x

I, Vikas Arora, General Counsel

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

6/2/2010	/s/ Vikas Arora
Date	Principal for debtor-in-possession